UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2025 (May 16, 2025)

Rockwell Automation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12383	25-1797617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Second Street

Milwaukee, Wisconsin 53204

(Address of principal executive offices) (Zip Code)

(414) 382-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	ROK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 16, 2025, Rockwell Automation, Inc. (the “Company”) entered into a $500,000,000 senior unsecured 364-day term loan credit agreement with the Banks listed therein, Bank of America, N.A., as Administrative Agent, U.S. Bank National Association, as Syndication Agent, and The Toronto-Dominion Bank, New York Branch and Wells Fargo Bank, National Association, as Documentation Agents (the “Agreement”). On May 16, 2025, the Banks advanced loans under the Agreement in the amount of $500,000,000. Borrowings under the Agreement mature on, or at the option of the Company, before, May 15, 2026. The Agreement is in addition to the Company’s existing $1,500,000,000 Five-Year Credit Agreement dated June 29, 2022, which remains outstanding and undrawn.

The proceeds of the borrowings under the Agreement will be used for general corporate purposes.

Borrowings under the Agreement will bear interest at rates equal to, (1) for each base rate loan, the sum of the base rate plus the applicable base rate margin, and (2) for each term SOFR loan, the sum of the term secured overnight funding rate (SOFR) applicable to the interest period plus the applicable term SOFR margin, provided, that, if the term SOFR is less than zero, such rate will be deemed zero. The base rate equals, for any day, the highest of (a) the federal funds rate plus 1/2 of 1%, (b) the Bank of America prime rate, and (c) term SOFR plus 1%; provided, that, if the base rate is less than zero, such rate will be deemed zero. The applicable base rate margin and the applicable term SOFR rate margin will be determined based on the ratings of the Company’s senior unsecured long-term debt securities. The base rate margins for a given credit rating level range from 0.000% to 0.250% as specified for that credit rating level. The term SOFR margins range from 1.000% to 1.250% as specified for that credit rating level.

The Agreement contains, among other things, conditions precedent, covenants, representations and warranties and events of default customary for facilities of this type. Such covenants restrict certain incurrence of secured indebtedness, mergers, consolidations and sales of assets and sale and lease-back transactions, subject to certain exceptions. The Agreement also includes a covenant under which the Company would be in default if its ratio of Consolidated EBITDA to Consolidated Interest Expense (as such terms are defined in the Agreement) for any period of four consecutive quarters is less than 3.00 to 1.00. The Agreement does not restrict the Company’s ability to pay dividends.

Under certain conditions, the indebtedness under the Agreement may be accelerated. Bankruptcy and insolvency events with respect to the Company will result in automatic acceleration of the indebtedness under the Agreement. Subject to notice and cure periods in certain cases, other events of default under the Agreement will result in acceleration of the indebtedness under the Agreement at the option of the majority of the lenders. Such other events of default include failure to pay any principal when due, failure to comply with covenants, breach of representations or warranties in any material respect, non-payment or acceleration of other material debt of the Company and its subsidiaries or a change of control of the Company.

The foregoing summary of the Agreement does not purport to be a complete description of the terms and conditions of the Agreement and is qualified by the full text of the Agreement attached as Exhibit 99, which is incorporated herein by reference. The Agreement has been attached to provide investors with more complete information regarding the terms and conditions of the Agreement, and it is not intended to be a source of factual, business or operational information about the Company.

From time to time, the Company and the lenders under the Agreement (or affiliates of the lenders) may engage in other transactions, including arrangements under which a lender or an affiliate of the lender participates in interest rate swap or hedging arrangements with the Company, effects repurchases of shares of the Company’s common stock, serves as agent or placement agent for or purchaser of commercial paper or underwriter or purchaser of other debt issued by the Company, provides cash management, financial advisory, corporate trust, investment banking or commercial banking services to the Company, provides lines of credit to the Company or its affiliates or manages the Company’s pension fund assets.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99	$500,000,000 364-Day Term Loan Agreement dated as of May 16, 2025, among the Company, the Banks listed on the signature pages thereto, Bank of America, N.A., as Administrative Agent, U.S. Bank National Association, as Syndication Agent, and The Toronto-Dominion Bank, New York Branch and Wells Fargo Bank, National Association, as Documentation Agents.

104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC.
(Registrant)

By	/s/ Rebecca W. House
Rebecca W. House
Senior Vice President, Chief People and Legal Officer and Secretary

Date: May 19, 2025

EXHIBIT INDEX

Exhibit Number	Description

99	$500,000,000 364-Day Term Loan Agreement dated as of May 16, 2025, among the Company, the Banks listed on the signature pages thereto, Bank of America, N.A., as Administrative Agent, U.S. Bank National Association, as Syndication Agent, and The Toronto-Dominion Bank, New York Branch and Wells Fargo Bank, National Association, as Documentation Agents.

104	Cover Page Interactive Data File, formatted in inline XBRL.